SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of report (date of earliest event reported):

                               APRIL 3, 1996



                        CARROLS CORPORATION                         (Exact
name of Registrant as specified in its charter)


                            DELAWARE                                (State
or other jurisdiction of incorporation)


        1-6553                                  16-0958146
(Commission File No.)                        (I.R.S. Employer
                                             Identification No.)

                  968 JAMES STREET, SYRACUSE, NEW YORK 13203       (Address
of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code:

                          (315) 424-0513



                            NOT APPLICABLE
   (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.   CHANGE IN CONTROL.

          On April 3, 1996, pursuant to that certain Securities Purchase Agreement, dated as of March 6, 1996, among the Registrant, Carrols Holdings Corporation, a Delaware corporation and the sole shareholder of the Registrant ("Holdings"), Atlantic Restaurants, Inc., a Delaware corporation ("ARI"), and certain selling shareholders listed on Schedule I thereto (the "Selling Shareholders"), the Selling Shareholders sold to ARI approximately 97% of all of the issued and outstanding shares of common stock, and securities that were convertible into or exercisable or exchangeable for shares of common stock, of Holdings (the "Acquisition") for an aggregate purchase price of approximately $84 million. ARI is an indirect wholly-owned subsidiary of Bahrain International Bank (E.C.), a Bahrain exempt joint stock company ("BIB"). The source of funds for the Acquisition was debt and equity investments by wholly-owned subsidiaries of BIB.

          Consummation of the Acquisition constitutes a "change of control" under the Indenture, dated as of August 17, 1993 (the "Indenture"), among the Registrant, Holdings and Marine Midland Bank, N.A., as trustee, governing the Registrant's $110 million aggregate principal amount (currently $108.5 million outstanding) of 11-1/2% Senior Notes Due 2003 (the "Notes"). In accordance with the terms and conditions of the Indenture, upon a "change of control", each holder of the Notes will have the right to require the Registrant to repurchase all or any part of such holder's Notes at a repurchase price in cash equal to 101% of the principal amount of the Notes being repurchased (plus accrued and unpaid interest, if any).

          The Registrant hereby incorporates by reference the description of the Acquisition included in (i) the press release of the Registrant dated April 4, 1996 (attached hereto as Exhibit 99.1) and (ii) the Notice of Change of Control and Offer to Repurchase Notes delivered to holders of the Notes (attached hereto as Exhibit 99.2).

          In connection with the Acquisition, the Registrant entered into an Amended and Restated Employment Agreement with the Registrant's Chairman and Chief Executive Officer, Alan Vituli, (attached hereto as Exhibit 10.23) and an Amended and Restated Employment Agreement with the Registrant's President and Chief Operating Officer, Daniel T. Accordino, (attached hereto as Exhibit 10.24), upon terms and conditions substantially similar to their previous employment agreements except that, in lieu of the current stock option plans maintained by Holdings (all of which will be terminated in connection with the Acquisition) a new stock option plan will be developed pursuant to which employees of the Registrant will be eligible to be awarded options to purchase up to 9.09% of the outstanding common stock of Holdings on a fully-diluted basis. Messrs. Vituli and Accordino will receive 36% and 24%, respectively, of the options available in such pool. The Registrant also entered into an Amended and Restated Split Dollar Life Insurance Agreement for the benefit of Mr. Vituli (attached hereto as Exhibit 10.25) and an Amended and Restated Split Dollar Life Insurance Agreement for the benefit of Mr. Accordino (attached hereto as Exhibit 10.26) upon terms and conditions substantially similar to the previous insurance agreements except that the Registrant does not have the right to unilaterally terminate such agreements.

          In addition, in connection with the Acquisition, each of M. Bruce Adelberg, Richard V. Cross and Franklin Glasgall resigned from the Board of Directors of the Registrant and of Holdings. Immediately following completion of the Acquisition, Robin McIlvenny, David J. Mathies, Jr. and Paul W. Durrant, each an officer of ARI or one of its affiliates, were each elected to the five-person Board of Directors of the Registrant and of Holdings.

          In connection with the Acquisition, the Registrant also entered into a Seventh Amendment to Third Amended and Restated Loan and Security Agreement, dated as of April 3, 1996, among Heller Financial, Inc., Holdings and the Registrant (attached hereto as Exhibit 10.27), which provides, among other things, for the expansion of the portion of the Registrant's senior secured revolving credit facility that may be used to repurchase Notes.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.


          Exhibit 10.23 -     Amended and Restated Employment Agreement
                              between Carrols Corporation and Alan Vituli, dated as of April 3, 1996.

          Exhibit 10.24 -     Amended and Restated Employment Agreement
                              between Carrols Corporation and Daniel T.
                              Accordino, dated as of April 3, 1996.

          Exhibit 10.25 -     Amended and Restated Split Dollar Life
                              Insurance Agreement for the benefit of Alan
                              Vituli, dated as of April 3, 1996.



          Exhibit 10.26 -     Amended and Restated Split Dollar Life
                              Insurance Agreement for the benefit of Daniel
                              T. Accordino, dated as of April 3, 1996.

          Exhibit 10.27 -     Seventh Amendment to Third Amended and
                              Restated Loan and Security Agreement, dated as of April 3, 1996, by and among Carrols
                              Corporation and Carrols Holdings Corporation, as "Borrower", and Heller Financial, Inc., as
                              "Lender".

          Exhibit 99.1 -           Press Release issued by the Registrant
                                   on April 4, 1996.

          Exhibit 99.2 -           Notice of Change of Control and Offer to
                                   Repurchase Notes dated April 8, 1996.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 10, 1996



                              CARROLS CORPORATION



                              By:  /s/Alan Vituli
                                   Name: Alan Vituli
                                   Title: Chief Executive Officer

                           EXHIBIT INDEX


EXHIBIT NUMBER      EXHIBIT TITLE                 PAGE NUMBER

Exhibit 10.23 -     Amended and Restated                6
                    Employment Agreement between
                    Carrols Corporation and
                    Alan Vituli, dated as of
                    April 3, 1996.

Exhibit 10.24 -     Amended and Restated               20
                    Employment Agreement between
                    Carrols Corporation and
                    Daniel T. Accordino, dated
                    as of April 3, 1996.

Exhibit 10.25 -     Amended and Restated               33
                    Split Dollar Life Insurance
                    Agreement for the benefit
                    of Alan Vituli, dated as
                    of April 3, 1996.

Exhibit 10.26 -     Amended and Restated               41
                    Split Dollar Life Insurance
                    Agreement for the benefit
                    of Daniel T. Accordino,
                    dated as of April 3, 1996.

Exhibit 10.27 -     Seventh Amendment to Third         49
                    Amended and Restated Loan
                    and Security Agreement,
                    dated as of April 3, 1996,
                    by and among Carrols
                    Corporation and Carrols
                    Holdings Corporation, as
                    "Borrower", and Heller
                    Financial, Inc., as "Lender".

Exhibit 99.1 -           Press Release issued by the        57
                    Registrant on April 4, 1996.

Exhibit 99.2 -           Notice of Change of Control        59
                    and Offer to Repurchase
                    Notes dated April 8, 1996.